SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

               Date of Report - January 10, 2005

                   FNB FINANCIAL CORPORATION
                  --------------------------
    (Exact name of registrant as specified in its charter)

 Pennsylvania                 33-66014          23-2466821
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


101 Lincoln Way West, McConnellsburg, Pennsylvania    17233
--------------------------------------------------    -----
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 485-3123
            --------------



                              N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)

















                  Page 1 of 6 Numbered Pages
               Index to Exhibits Found on Page 5

Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Not Applicable.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

                  Page 2 of 6 Numbered Pages
               Index to Exhibits Found on Page 5
Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Dale M. Fleck, Senior Vice President and
          Controller of the First National Bank of
          McConnellsburg announced his resignation from the bank effective December 31, 2004.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Not Applicable

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated January 10, 2005, of Tower Bancorp,
                    Inc.











                 Page 3 of 6 Numbered Pages
              Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FNB FINANCIAL CORPORATION
                              (Registrant)


Dated:  January 10, 2005      /s/ John C. Duffey
                              -----------------------------
                              John C. Duffey, President and
                              Director of the Company and
                              President/CEO of the Bank
                              (Duly Authorized Officer)



































                 Page 4 of 6 Numbered Pages
              Index to Exhibits Found on Page 5

                         EXHIBIT INDEX


                                                     Page Number
                                                 In Manually
 Exhibit                                          Signed Original

99             News Release, dated January 10,
               2005, of FNB Financial Corporation.  6













































                  Page 5 of 6 Numbered Pages
               Index to Exhibits Found on Page 5
Exhibit 99

FOR IMMEDIATE RELEASE                   FOR FURTHER
INFORMATION:
                                   John C. Duffey, President
                                   (717) 485-3123



FNB FINANCIAL CORPORATION

First National Bank of McConnellsbug

101 Lincoln Way West
McConnellsburg, PA 17233


FOR IMMEDIATE RELEASE

Dale M. Fleck, Senior Vice President and Controller of the First National Bank of McConnellsburg announced his resignation from the bank effective December 31, 2004. Fleck recently relocated to the State College, Pennsylvania area to be closer to family. Fleck stated in an announcement to bank staff, "I have enjoyed working with the directors, officers and staff of the First National Bank, and it is with mixed emotions that I announce my resignation. However, I wish to be closer to my parents as they enter their twilight years."

John Duffey, President and CEO of the First National Bank stated, "We wish Dale much happiness as he and his family relocate to the State College area. It has been a pleasure to work with Dale during these past two years."

As previously announced, Brian F, McNamara will assume Fleck's duties while serving as Senior Vice President and Chief
Financial Officer.





For Further Information:

John C. Duffey, President
(717) 485-3123









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                Index to Exhibits Found on Page